    As filed with the Securities and Exchange Commission on August 14, 1997.

                                                      Registration No. 333-_____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                               ETEC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                   Nevada                              94-3094580
       -------------------------------             -------------------
       (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)              Identification No.)

           26460 Corporate Avenue
            Hayward, California                           94545
       -------------------------------             -------------------
           (Address of Principal                        (Zip Code)
             Executive Offices)


               1995 OMNIBUS INCENTIVE PLAN OF ETEC SYSTEMS, INC.
               -------------------------------------------------
                            (Full title of the plan)

                                                         Copy to:
              STEPHEN E. COOPER                       RICHARD S. GREY
    President and Chief Executive Officer     Pillsbury Madison & Sutro LLP
             Etec Systems, Inc.                        P.O. Box 7880
           26460 Corporate Avenue                San Francisco, CA 94120
          Hayward, California 94545                   (415) 983-1000
               (510) 783-9210
       -------------------------------             -------------------
        (Name, address and telephone
        number, including area code,
            of agent for service)

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------
   Title of         Amount       Proposed Maximum          Proposed         Amount of
 Securities To       To Be        Offering Price      Maximum Aggregate    Registration
 Be Registered   Registered(1)     per Share(2)       Offering Price(1)        Fee
---------------------------------------------------------------------------------------
Common Stock        975,000           $52.938             $51,614,550       $15,640.77
---------------------------------------------------------------------------------------

(1)  Calculated pursuant to General Instruction E on Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the Nasdaq National Market on August 11, 1997.

                               -----------------

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                        INFORMATION REQUIRED PURSUANT TO
                        --------------------------------
                       GENERAL INSTRUCTION E TO FORM S-8
                       ---------------------------------


GENERAL INSTRUCTION E INFORMATION

 This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

 The Registrant's Form S-8 Registration Statement filed with the Securities and Exchange Commission on January 18, 1996, File No. 333-386, is hereby incorporated by reference.


INCORPORATION OF DOCUMENTS BY REFERENCE

 The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

 (1) The Registrant's Annual Report on Form 10-K (File No. 0-26968) for the fiscal year ended July 31, 1996, which contains, among other things, the consolidated financial statements of Registrant and certain supplementary data for the fiscal year ended July 31, 1996 together with the report thereon of Price Waterhouse LLP, independent accountants.

 (2) The Registrant's Quarterly Reports on Form 10-Q (File No. 0-26968) for the quarters ended November 1, 1996, January 31, 1997 and May 2, 1997.

 (3) The description of Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A, filed on October 12, 1995.

 In addition, all documents subsequently filed by the Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES
                                   ----------

 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on August 14, 1997.

                                           ETEC SYSTEMS, INC.



                                           By    /s/ Stephen E. Cooper
                                              -----------------------------
                                                    Stephen E. Cooper
                                                      President and
                                                 Chief Executive Officer
                                              (Principal Executive Officer)


 Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                Name                                   Title                        Date
                ----                                   -----                        ----
       /s/ Stephen E. Cooper          President and Chief Executive Officer    August 14, 1997
------------------------------------  (Principal Executive Officer) and
         Stephen E. Cooper            Chairman of the Board and Chief
                                      Financial Officer (Principal Financial
                                      Officer)
*
------------------------------------  Controller (Principal Accounting         August 14, 1997
           Edward Quigley             Officer)

*
------------------------------------  Director                                 August 14, 1997
         Edward L. Gelbach

*
------------------------------------  Director                                 August 14, 1997
         Catherine P. Lego

*
------------------------------------  Director                                 August 14, 1997
            Jack H. King



                Name                                   Title                        Date
                ----                                   -----                        ----
*
------------------------------------                Director                   August 14, 1997
           John McBennett

*
------------------------------------                Director                   August 14, 1997
            John Suzuki

*
------------------------------------                Director                   August 14, 1997
        Thomas Michael Trent

*
------------------------------------                Director                   August 14, 1997
          Robert L. Wehrli


*BY   /s/ Stephen E. Cooper
      ------------------------------------
          Stephen E. Cooper
          Attorney-in-Fact

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number               Exhibit
------               -------
5.1      Opinion regarding legality of securities to be offered.

23.1     Independent Accountants' Consent.

23.2     Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1)

24.1     Powers of Attorney for directors and certain officers of Etec
         Systems, Inc., authorizing the signing of the registration statement on Form S-8 on their behalf.